CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N- 4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our report dated April 10, 2020 relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020 relating to the financial statements of Prudential Annuities Life Assurance Corporation, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, New York
May 7, 2020

Appendix A

AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP NASDAQ-100
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Semiconductor
AST Government Money Market Portfolio	ProFund VP Small-Cap Growth
AST Cohen & Steers Realty Portfolio	ProFund VP Short Mid-Cap
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Short NASDAQ-100
AST T. Rowe Price Large-Cap Value Portfolio	ProFund VP Short Small-Cap
AST High Yield Portfolio	ProFund VP Small-Cap Value
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Technology
AST WEDGE Capital Mid-Cap Value Portfolio	ProFund VP Telecommunications
AST Small-Cap Value Portfolio	ProFund VP UltraMid-Cap
AST Mid-Cap Growth Portfolio	ProFund VP UltraNASDAQ-100
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP UltraSmall-Cap
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Utilities
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Large-Cap Growth
AST MFS Growth Portfolio	ProFund VP Large-Cap Value
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Rydex VT Nova Fund
AST Small-Cap Growth Portfolio	Rydex VT NASDAQ-100® Fund
AST BlackRock Low Duration Bond Portfolio	Rydex VT Inverse S&P 500® Strategy Fund
AST BlackRock/Loomis Sayles Bond Portfolio	Invesco V.I. Health Care Fund (Series I)
AST QMA US Equity Alpha Portfolio	Invesco V.I. Technology Fund (Series I)
AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Index Asset Allocation Fund (Class 2)
AST T. Rowe Price Asset Allocation Portfolio	Wells Fargo VT International Equity Fund (Class 2)
AST International Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 2)
AST MFS Global Equity Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
AST J.P. Morgan International Equity Portfolio	AST Prudential Growth Allocation Portfolio
AST Templeton Global Bond Portfolio	AST Advanced Strategies Portfolio
AST International Growth Portfolio	AST Investment Grade Bond Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Bond Portfolio 2019
AST Capital Growth Asset Allocation Portfolio	AST Cohen & Steers Global Realty Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST Balanced Asset Allocation Portfolio	AST Bond Portfolio 2020
AST Preservation Asset Allocation Portfolio	AST Jennison Large-Cap Growth Portfolio
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2021
AST J.P. Morgan Global Thematic Portfolio	Wells Fargo VT Omega Growth Fund (Class 2)
AST Goldman Sachs Multi-Asset Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST Western Asset Core Plus Bond Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
Davis Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	AST Bond Portfolio 2022
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	AST Quantitative Modeling Portfolio
Prudential SP International Growth Portfolio (Class I)	AST BlackRock Global Strategies Portfolio
ProFund VP Asia 30	Invesco V.I. Diversified Dividend Fund (Series I)
ProFund VP Banks	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
ProFund VP Bear	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
ProFund VP Biotechnology	Wells Fargo VT Opportunity Fund (Class 1)
ProFund VP Basic Materials	Wells Fargo VT Opportunity Fund (Class 2)
ProFund VP UltraBull	AST Prudential Core Bond Portfolio
ProFund VP Bull	AST Bond Portfolio 2023
ProFund VP Consumer Services	AST MFS Growth Allocation Portfolio
ProFund VP Consumer Goods	AST Western Asset Emerging Markets Debt Portfolio
ProFund VP Oil & Gas	AST MFS Large-Cap Value Portfolio
ProFund VP Europe 30	Invesco V.I. Mid Cap Growth Fund (Series I)
ProFund VP Financials	AST Bond Portfolio 2024
ProFund VP U.S. Government Plus	AST AQR Emerging Markets Equity Portfolio
ProFund VP Health Care	AST ClearBridge Dividend Growth Portfolio
Access VP High Yield Fund	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
ProFund VP Industrials	Columbia Variable Portfolio - Income Opportunities Fund (Class 1)
ProFund VP Internet	AST AQR Large-Cap Portfolio

ProFund VP Japan	AST QMA Large-Cap Portfolio
ProFund VP Precious Metals	AST Bond Portfolio 2025
ProFund VP Mid-Cap Growth	AST Bond Portfolio 2026
ProFund VP Mid-Cap Value	AST Bond Portfolio 2027
ProFund VP Pharmaceuticals	NVIT Emerging Markets Fund (Class D)
ProFund VP Real Estate	AST Bond Portfolio 2028
ProFund VP Rising Rates Opportunity	AST Bond Portfolio 2029
AST Bond Portfolio 2030